OMNIBUS AMENDMENT TO LEASES

  THIS OMNIBUS AMENDMENT TO LEASES (this "Amendment") is made as of the
  6th day of December, 2012 by and among CHARLES RIVER REALTY d/b/a Bachrach, Inc. ("Lessor"), RMD INSTRUMENTS, CORP. ("RMD Instruments"), and RADIATION MONITORING DEVICES, INC. ("Radiation Monitoring Devices") (RMD Instruments and Radiation Monitoring Devices are collectively referred to as, "Lessee").

                    W I T N E S S E T H:

     WHEREAS, Lessor and RMD Instruments entered into that certain Standard Form Commercial Lease dated as of June 30, 2008 with respect to approximately 7,700 square feet in the building located at 44 Hunt Street, Watertown, Massachusetts (the "RMD Instruments Lease");

     WHEREAS, Lessor and Radiation Monitoring Devices entered into that certain Standard Form Commercial Lease dated as of June 30, 2008 with respect to approximately 33,000 square feet (increased from 30,100) in the building located at 44 Hunt Street, Watertown, Massachusetts (the "Radiation Monitoring Devices Lease") (the RMD Instruments Lease and the Radiation Monitoring Devices Lease are collectively referred to as, the "Leases"); and

     WHEREAS, the parties desire to, inter alia, amend the duration of the remaining term of the respective Leases, and to otherwise modify the Leases as provided herein.

  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant and agree as follows:

       A. Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Leases.

       B. Existing Terms. All terms of the Leases will remain unchanged except for those provisions being amended as provided herein.

       C. Term.  Notwithstanding anything to the contrary contained in
  Section 3 of the respective Leases, the term of the Leases (being co-terminus and currently expiring on June 30, 2013) shall, as of the date hereof, become month-to-month tenancies and continue until terminated by either of Lessor of Lessee as provided herein. Such month-to-month tenancies (i) may be terminated by Lessor upon not less than three (3) years' prior written notice to Lessee, and (ii) may be terminated by Lessee upon not less than six (6) months' prior written notice to Lessor. Any such notice of termination by either of Lessor or Lessee shall apply jointly to each of the RMD Instruments Lease and the Radiation Monitoring Services Lease. The effective date of any such termination shall occur on the last calendar day of a month as specified in the notice. All base rent and additional rent payable by Lessee under the Leases shall be pro-rated as of the effective date of termination.

       D. Base Rent. Notwithstanding anything to the contrary contained in Section 4 of the respective Leases, Lessor and Lessee acknowledge and agree that with respect to the current lease year commencing July 1, 2012 through June 30, 2013, (i) the monthly base rent applicable to the RMD Instruments Lease is the amount of $14,938.00, and (ii) the monthly base rent applicable to the Radiation Monitoring Devices Lease is the amount of $58,395.00. Pursuant to Section 4 of the respective Leases, such base rent shall be increased by 4% as of July 1, 2013 (and on July 1 of each calendar year thereafter during the term of the Leases).

       E. Additional Rent.  Lessor and Lessee acknowledge and agree that
  (i) all references in the RMD Instruments Lease to RMD Instrument's pro-rata share being 19.2% shall instead mean 20.0%, and (ii) all references in the Radiation Monitoring Devices Lease to Radiation Monitoring Devices' pro-rata share being 75.3% shall instead mean 80.0%.

       F. Option to Extend. Section 24 of the respective Leases entitled "Option to Extend Lease" shall be deleted in its entirety and of no further force and effect.

       G. Governing Law. The terms of this Amendment and any disputes arising hereunder shall be governed by the laws of the Commonwealth of Massachusetts.

       H. Ratification. Except as amended hereby, the Leases remain in full force and effect and are hereby ratified and confirmed.

       I. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one in the same instrument.



                 [Signatures on Next Page]

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



                                            CHARLES RIVER REALTY

                                            By:/s/ Gerald Entine
                                            Name: Gerald Entine
                                            Title: Manager




                                            RMD INSTRUMENTS, CORP.

                                            By: /s/ Peter Sulick
                                            Name: Peter Sulick
                                            Dynasil Corporation
                                            Title: Chairman and CEO



                                            RADIATION MONITORING DEVICES, INC.

                                            By: /s/ Peter Sulick
                                            Name: Peter Sulick
                                            Dynasil Corporation
                                            Title: Chairman and CEO


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